LEGG MASON PARTNERS INCOME FUNDS

(the “Fund”)

On behalf of

LEGG MASON PARTNERS CONVERTIBLE FUND

Supplement Dated June 12, 2006

to Statement of Additional Information

Dated November 28, 2005

Effective June 9, 2006, the Board of Trustees of the Fund approved changes to the section, “Investment Objectives and Policies” in the Statement of Additional Information (“SAI”), the information set forth under the aforementioned heading of the SAI will read as follows:

“Securities of Developing Countries (Convertible Fund, Diversified Strategic Income and High Income Funds). These funds may invest in securities of developing (or “emerging market”) countries. A developing country generally is considered to be a country that is in the initial stages of its industrialization cycle. Investing in the equity and fixed-income markets of developing countries involves exposure to economic structures that are generally less diverse and mature, and to political systems that can be expected to have less stability, than those of developed countries. Historical experience indicates that the market of developing countries have been more volatile than the markets of the more mature economies of developed countries.”

FD 03408

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